UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest reported)  May 14, 2010
                                          --------------


                        Commission File Number 333-138989

                              SEA 2 SKY CORPORATION
             (Exact name of registrant as specified in its charter)

            Nevada                                        98-0479847
-------------------------------                    --------------------------
State or other jurisdiction of                         (I.R.S. Employer
incorporation or organization                         Identification No.)

                  800 Fifth Ave., Suite 4100, Seattle, WA 98104
                  ---------------------------------------------
               (Address of principal executive offices) (Zip Code)

      Registrant's telephone number, including area code: 1 (877) 732-2759


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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                Section 1 - Registrant's Business and Operations

Item 1.01 Entry into a Material Definitive Agreement


Letter of Intent

On May 12, 2010, Sea 2 Sky Corporation (the Company) entered into a Letter of Intent (LOI) with ecoTECH Energy Group Ltd (ecoTECH) to purchase shares of the common stock of the Company as part of a proposed acquisition of the Company.

The LOI provides for each party to perform due diligence investigations and if satisfied to enter into a definitive agreement.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE:     May 17, 2010

                                       SEA 2 SKY CORPORATION



                                       By: /s/ Erik Odeen
                                           --------------------------
                                           Name:  Erik Odeen
                                           Title:   Chief Executive Officer